POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2025.

 /s/ Robert E. Boyle
Robert E. Boyle
Controller, Principal Accounting Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Gilbert F. Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Carmine Di Sibio
Carmine Di Sibio
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Robert M Falzon

Robert M. Falzon
Vice Chairman and Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2025.

 /s/ Yanela C. Frias
Yanela C. Frias
Chief Financial Officer and Executive Vice President

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Martina Hund-Mejean
Martina Hund-Mejean
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Wendy E. Jones

Wendy E. Jones
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of March, 2025.

 /s/ Charles F. Lowrey

Charles F. Lowrey
Executive Chairman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Kathleen A. Murphy

Kathleen A. Murphy
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Sandra Pianalto

Sandra Pianalto
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Christine A. Poon

Christine A. Poon
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Douglas A. Scovanner

Douglas A. Scovanner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of March, 2025.

 /s/ Andrew F. Sullivan
Andrew F. Sullivan
Director, President and Chief
Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO,  WILLIAM J. EVERS, ELIZABETH L. GIOIA, MELISSA A. GONZALEZ, ABBY JOHNSTON, RICHARD H. KIRK, CHRISTOPHER J. MADIN, JACOB MANZOOR, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, MICHAEL A. PIGNATELLA, DEBRA RUBANO, and DOUGLAS E. SCULLY, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2024.

 /s/ Michael A. Todman

Michael A. Todman
Lead Director

Schedule A

The Prudential Variable Contract Account-2 [Reg. No. 811-01612] and group variable annuity contracts [Reg. No. 002-28316], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 [Reg. 811-03421] and group annuity contracts [Reg. No. 002-76580], to the extent they represent participating interest in such account;

The Prudential Variable Contract Account-11 [Reg. No. 811-03422] and group annuity contracts [Reg. No. 002-76581], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 [Reg. No. 811-05053] and group annuity contracts [Reg. No. 033-12362], to the extent they represent participating interests in such account;

The Prudential Investment Plan Account [Reg. No. 811-01850] and Systematic Investment Plan Contracts [Reg. No. 002-52715]; to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account [Reg. No. 811-01848] and Variable Annuity Contracts [Reg. No. 002-52714], to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 [Reg. No. 811-01849] and Variable Annuity Contracts [Reg. No. 002-52589 and Reg. No. 002-59232], to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account [Reg. No. 811-03622] and Individual Variable Annuity Contracts [Reg. No. 033-25434 and Reg. No. 002-80897], to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account [Reg. No. 811-03625] and Individual Variable Annuity Contracts [Reg. No. 002-81318], to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account [Reg. No. 811-05466] and Variable Life Insurance Contracts [Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957, and Reg. No. 033-61079], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 [Reg. No. 811-07545] and Group Variable Life Insurance Contracts [Reg. No. 333-01031 and Reg. No. 333-137572], to the extent they represent participating interest in such account;

The Prudential Discovery Premier Group Variable Contract Account [Reg. No. 811-09799] and group annuity contracts [Reg. No. 333-95637], to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account [Reg. No. 811-08091] and group annuity contracts [Reg. No. 333-23271], to the extent they represent participating interests in such account.